SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                            BEDFORD BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

         [ ]  Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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




                      [BEDFORD BANCSHARES, INC. LETTERHEAD]






December 15, 2000

Dear Stockholder:

         On  behalf  of  the  Board  of  Directors  and  management  of  Bedford
Bancshares, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Olde Liberty Station, 515 Bedford Avenue, Bedford, Virginia on Wednesday, January 24, 2001, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have. A representative of B.D.O. Seidman, LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect four directors and to ratify the appointment of B.D.O. Seidman, LLP, as the Company's auditors for 2001. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.



                                      Sincerely,


                                      /s/Harold K. Neal
                                      ------------------------------------------
                                      Harold K. Neal
                                      President and Chief Executive Officer

--------------------------------------------------------------------------------
                            BEDFORD BANCSHARES, INC.
                               125 W. MAIN STREET
                             BEDFORD, VIRGINIA 24523
                                 (540) 586-2590
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Bedford Bancshares, Inc. (the "Company"), will be held at the Olde Liberty Station, 515 Bedford Avenue, Bedford, Virginia on Wednesday, January 24, 2001, at 2:00 p.m., for the following purposes:

1.   To elect four directors; and

2. To ratify the appointment of B.D.O. Seidman, LLP, as independent auditors of the Company for the fiscal year ending September 30, 2001;

all as set forth in the proxy statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors has set the close of business on December 5, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting.

         A copy of the Company's Annual Report for the year ended September 30, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/Nancy T. Snyder
                                           -------------------------------------
                                           Nancy T. Snyder
                                           Corporate Secretary
Bedford, Virginia
December 15, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            BEDFORD BANCSHARES, INC.
                               125 W. MAIN STREET
                             BEDFORD, VIRGINIA 24523
                                 (540) 586-2590
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of Bedford Bancshares, Inc. (the "Company") on or about December 15, 2000 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the Olde Liberty Station, 515 Bedford Avenue, Bedford, Virginia on Wednesday, January 24, 2001, at 2:00 p.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Nancy T. Snyder, at 125 W. Main Street, Bedford, Virginia 24523) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on December 5, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,993,292 shares of the Company common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                        Percent of Shares of
                                                  Amount and Nature of      Common Stock
Name and Address of Beneficial Owner              Beneficial Ownership     Outstanding(%)
------------------------------------              --------------------   ----------------
Bedford Federal Savings Bank
Employee Stock Ownership Plan Trust ("ESOP")
125 W. Main Street
Bedford, Virginia 24523                                150,038(1)              7.5

Harold K. Neal
125 W. Main Street
Bedford, Virginia 24523                                119,088(2)              9.5

All directors and executive officers as a group
  (12 persons)                                         453,341(3)             20.9

(footnotes begin on next page)

------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan employee participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of total gross compensation as the ESOP debt is repaid. The Board of Directors has appointed directors Bond, Cooper, Garrett, and Putney to serve on the ESOP Committee (the "ESOP Committee") and to serve as ESOP trustees (the "ESOP Trustees"). The Board of Directors also appointed Mr. Neal and Ms. Snyder to serve on the ESOP Committee. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directive is received are voted by the ESOP Trustees as directed by the ESOP Committee. As of the record date, 88,704 shares have been allocated under the ESOP to participant accounts.
(2) The shares include 62,818 shares of Common Stock that Mr. Neal may acquire through the exercise of stock options within 60 days of the record date. Excludes 61,334 unallocated shares held by the ESOP for which he serves as a member of the ESOP Committee.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 174,122 shares of Common Stock that may be exercised within 60 days of the record date to purchase shares of Common Stock under the 1994 stock option plan. Excludes 61,334 unallocated common shares held by the ESOP over which certain directors and executive officers, by their position as either a member of the ESOP Trustees and/or ESOP Committee exercise shared voting and investment power. Such individuals, as either a member of the ESOP Trustees or ESOP Committee, disclaim beneficial ownership with respect to the ESOP shares. "See Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of Bedford Federal Savings Bank (the "Savings Bank"). On September 20, 2000, W. Henry Walton, Jr., retired from the Board of Directors and became a Director Emeritus. Jennie T. Allman was appointed to the Board of Directors to fill the vacancy created by Mr. Walton. Four directors will be elected at the Meeting.

         Jennie T. Allman has been nominated by the Board of Directors for a term of two years and Hugh H. Bond, William T. Powell, and Macon C. Putney have been nominated by the Board of Directors for a term of three years (collectively, the "Nominees"). The Nominees currently serve as directors of the Company. The Nominees will serve for their respective terms or until his or her successor has been elected and qualified.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Company at the Meeting and each other director of the Company who will continue to serve as director after the Meeting. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders."

                                                                            Common Stock
                                               Year First    Current      Beneficially Owned    Percent
                                               Elected or    Term to           As of            of Class
Name                            Age(1)        Appointed(2)   Expire      December 5, 2000(3)      (%)
----                            ------        ------------   -------     -------------------    --------
Board Nominee for Term to Expire in 2003
Jennie T. Allman                  55              2000         2001             400               -- (5)

Board Nominees for Terms to Expire in 2004
Hugh H. Bond                      68              1963         2001          32,063(4)              1.6
William T. Powell                 69              1996         2001             400               -- (5)
Macon C. Putney                   65              1977         2001          45,074(4)              2.2

Directors Continuing In Office
Harry W. Garrett, Jr.             64              1970         2002          40,384(4)              2.0
Harold K. Neal                    63              1972         2002         119,088(4)              9.5
George N. Cooper                  72              1988         2003          45,074(4)              2.2
William P. Pickett                67              1986         2003          43,973                 2.2

--------------------------
(1)  At September 30, 2000.
(2) Refers to the year the individual first became a director of the Savings Bank. All directors of the Savings Bank (except Ms. Allman and Mr. Powell) became directors of the Company when it was incorporated in March 1994.
(3) The share amounts include 10,768 shares of Common Stock that such individuals (except Ms. Allman and Messrs. Powell, Garrett and Neal) may acquire through the exercise of stock options within 60 days of the record date. For Messrs. Garrett and Neal, includes 7,768 and 62,818 shares, respectively. Ms. Allman and Mr. Powell shares include no shares that may be acquired by stock options.
(4) Excludes 61,334 unallocated shares of Common Stock held by the ESOP of the Savings Bank for which such individuals serve as either a member of the ESOP Committee and/or as an ESOP Trustee and exercise shared voting and investment power. All such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(5)  Less than 1% of outstanding shares of Common Stock.

Executive Officers of the Company

         The following table sets forth information with respect to the executive officers of the Company.

                                          Age at
                                      September 30,
Name                                       2000          Position
----                                       ----          --------
Harold K. Neal                              63           President and Chief Executive Officer
Russell E. Millner                          58           Vice President
James W. Smith                              55           Vice President, Treasurer and Comptroller
Nancy T. Snyder                             38           Corporate Secretary and Vice President
Michael G. Trussell                         51           Vice President

Biographical Information

         Set forth below is certain information with respect to the directors including each director, nominees and executive officers of the Company. All directors and executive officers have held their present positions for five years except Mr. Powell and Ms. Allman, who were appointed to the board in 1996 and 2000, respectively.

Nominees:

         Jennie T. Allman is President of Ivy Hill Golf Club, Inc. Prior to this position, Mrs. Allman was a high school teacher in Bedford County. She was later employed by IBM and Norfolk Southern. She has served as chairman of the Bedford County School Board and is currently serving on the Business Industry Council at Radford University.

         Hugh H. Bond served as President of the Savings Bank from 1970 to 1996. On October 16, 1996, Mr. Bond was appointed Chairman of the Board. Mr. Bond has been associated with Scott & Bond, Inc., an independent insurance and real estate firm for over forty years and served as the firm's President and CEO until September 1994, at which time he sold his interest in the corporation. Mr. Bond currently serves as an Associate Real Estate Broker with Scott & Bond, Inc.

         William T. Powell, CPA, retired in 1997 as a CPA and a partner in the Lynchburg office of Cherry, Bekaert & Holland, L.L.P., a regional firm of public accountants and consultants, where he had worked principally with financial institutions. He is a member of various state and national professional associations, with five years service on the American Institute of CPA's Committee on Savings and Loan Accounting and Auditing. He is a past president of the Virginia society for CPA's Committee on Financial Institutions, the Lynchburg Chapter of the Institute of Management Accountants, and the Lynchburg Host Lions Club.

         Macon C. Putney is an attorney and has been engaged in general practice with the law firm of Putney & Putney since 1962. He is a member of the Bedford County and Virginia State Bar Associations. Mr. Putney is active in the Bedford Baptist Church and is a former member of the Zoning Appeals Board for the City of Bedford.

Continuing Directors:

         Harry W. Garrett, Jr. is an attorney with the law firm of Garrett & Garrett. He was admitted to the Bar in 1961 at which time he began to practice in Bedford, Virginia. He is currently a member and past President of the Bedford County Bar Association and a member of the Virginia and American Bar Associations, Virginia Trial Lawyers Association and American Board of Trial Advocates. Mr. Garrett served as Commonwealth's Attorney for Bedford County from 1968-1979. He has been active in community and civic organizations and is a past President of the Bedford Lions Club.

         Harold K. Neal was employed by the Savings Bank in 1971 as Executive Vice President and Chief Executive Officer. Mr. Neal became President on October 16, 1996. Prior to joining Bedford Federal, Mr. Neal was employed with First Federal Savings Bank in Lynchburg, Virginia for 13 years. He is a past Chairman of the Board of Governors of the Virginia League of Savings Institutions and has served three terms on the board of directors and the executive committee of the America's Community Bankers. He is past member of the board of directors and executive committee of the Virginia Bankers Association. Mr. Neal is active in various community and civic affairs. Past directorships include the Bedford Area YMCA, which he helped organize, Bedford Memorial Hospital, Bedford Centertown Association, Bedford Country Club and the Lynchburg Home Builders Association. He currently serves on the Boards of the Bedford Chapter of the American Heart Association, and the Bedford Community Health Foundation.

         George N. Cooper retired as an insurance agent of State Farm Insurance Companies in January 1994 after 38 years of service. Currently, Mr. Cooper is President and a stockholder of Montvale Car Wash, Inc. Mr. Cooper, a Shriner and past Master of the Bedford Masonic Lodge in Moneta, Virginia, is involved in many community and civic activities. He is a former Chairman of the Bedford County Industrial Development Authority and currently serves as Vice Chairman of the board of directors of the Moneta Medical Center.

         William P. Pickett has been the Executive Director of the Elks National Home since 1985. Mr. Pickett is a Past President of the Bedford Chapter of the American Red Cross and a past member of the boards of directors of the Bedford Area Chamber of Commerce, Bedford Main Street, Inc., the Library Advisory Council and was a member of the Governor's Task Force regarding Homes for Adults Legislation. He currently serves on the Board of Directors of Carilion Bedford Memorial Hospital and the Bedford Life Saving Crew. He is also a member of the Advisory Committee of the Bedford County School of Practical Nursing and the City Industrial Development Authority.

Executive Officers Who Are Not Directors:

         Russell E. Millner was employed by the Savings Bank in 1977 as Vice President. Mr. Millner has served as Vice President of the Company since its formation in 1994. Prior to joining the Savings Bank, Mr. Millner was Vice President of Liberty Bank of Bedford. Mr. Millner's current responsibilities include overseeing the Savings Bank's lending departments and branch operations.

         James W. Smith was employed by the Savings Bank in 1979 as Comptroller. Prior to joining the Savings Bank, Mr. Smith was Regional Accounting Manager for Macke Company and served as a staff accountant with two regional CPA firms. He received his Public Accounting Certification in 1975. He was elected Treasurer of Bedford Federal in 1987 and Vice President/Treasurer in 1992 and is currently the Savings Bank's Chief Financial Officer. Mr. Smith has served as Vice President of the Company since its formation in 1994.

         Nancy T. Snyder was employed by the Savings Bank in 1987 as Executive Secretary and was promoted to Administrative Assistant in 1993. Ms. Snyder became Corporate Secretary of the Company on January 1, 1995 and became Vice President of the Company and Savings Bank in September 1999. Ms. Snyder is a past President and Treasurer of the Bedford Junior Women's Club, past president of the local chapter of the Institute for Financial Education, and is active in the Bedford Area Chamber of Commerce.

         Michael G. Trussell was employed by the Savings Bank in 1996 and was promoted to Vice President of the Savings Bank and the Company in 1997. Prior to joining the Savings Bank, Mr. Trussell served as Vice President and Assistant Director of Investor Relations for a regional bank holding company. His current responsibilities include management and regulatory reporting, information technology and other duties related to the Savings Bank's operations. Mr. Trussell serves on the board of directors of the Bedford Area Chamber of Commerce and is active in various community organizations.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. All committees act for both the Company and Savings Bank. During the fiscal year ended September 30, 2000, the Board of Directors held a total of 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of September 30, 2000, the Board of Directors had a Nominating Committee, a Personnel Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if fewer than 21 days notice of the meeting is given to stockholders, such written notice shall be received not later than the tenth day following the day on which notice of the meeting was mailed to stockholders. In addition, stockholder nominations must meet other applicable criteria as set forth in the Articles of Incorporation. The
Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Personnel Committee is comprised of directors Powell, Garrett, Putney and Cooper. This standing committee establishes the Savings Bank's salary budget, director and committee member fees, and employee benefits provided by the Savings Bank for approval by the Board. The Personnel Committee met once during the 2000 fiscal year.

         The Audit Committee is comprised of directors Bond, Cooper, Pickett and Putney. The Audit Committee meets with the Savings Bank's outside auditors to discuss the results of the annual audit and any related matters. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the small business issuer rules of the Nasdaq. The Audit Committee is a standing committee and responsible for developing and maintaining the Company's audit program. The Audit Committee met once during the 2000 fiscal year. In addition to one regularly scheduled meeting annually, the Audit committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an Appendix to this Proxy Statement.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Company does not presently compensate its directors for meetings held immediately preceding or following a Board of Directors meeting of the Savings Bank. Directors are paid $250 per meeting attended for meetings held on days that the Savings Bank's board does not meet. Chairman Bond is paid $800 per meeting of the Board of Directors of the Savings Bank attended and all other directors are paid $600 per meeting attended. Non-employee committee members are paid $100 per meeting attended. Aggregate director fees paid during fiscal 2000 totaled $72,400.

Executive Officer Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Savings Bank for the three years ended September 30, 2000. No other executive officer of the Savings Bank had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Savings Bank or the Company in the aggregate.


                                             Annual Compensation
                                -------------------------------------------

Name and                                                    Other Annual         All Other
Principal Position       Year    Salary($)   Bonus ($)   Compensation($)(1)    Compensation($)
-------------------     ------   ---------   ---------   ------------------   ----------------
Harold K. Neal           2000     126,000       750            8,700             32,662 (2)
  President and Chief    1999     119,000     1,000            7,950             31,007
  Executive Officer      1998     112,000       500            8,400             29,544

-----------------------------------
(1)      Consist of board of directors fees.
(2) Represents employer contributions to the Savings Bank's 401(k) Savings Plan and Money Purchase Plan of $2,530 and $9,022, respectively. Also includes 2,110 shares of Common Stock allocated under the ESOP at $10 per share ($21,110). At September 30, 2000, such shares also had a fair market value of $21,110.

         Employment Agreement. The Savings Bank has entered into an employment agreement with Harold K. Neal, President and Chief Executive Officer. The employment agreement has a term of three years. The agreement may be terminable by the Savings Bank for "just cause" as defined in the agreement. If the Savings Bank terminates Mr. Neal without just cause, Mr. Neal will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. In the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Savings Bank, Mr. Neal will be paid in a lump sum an amount equal to 2.99 times Mr. Neal's prior five year taxable compensation. In the event of a change in control at September 30, 2000, Mr. Neal would have been entitled to a lump sum payment of approximately $338,000.

Stock Awards

         The following table sets forth information with respect to options to purchase the Common Stock granted in 1995 to Mr. Neal and held by him as of September 30, 2000.

                    Option/SAR Exercises and Fiscal Year End Value Table
                    ----------------------------------------------------

                                                         Number of Securities
                                                              Underlying             Value of Unexercised
                                                         Unexercised Options/        In-the-Money Options
                  Shares Acquired         Value          SARs at FY-End(#)(1)          at FY-End ($)(1)
Name              on Exercise(#)       Realized($)    Exercisable/Unexercisable    Exercisable/Unexercisable
----              --------------       -----------    -------------------------    -------------------------
Harold K. Neal          --                  --                62,818 / 0                  282,681 / 0

------------------------------
(1) Based upon an exercise price of $5.50 per share and an estimated price of $10.00 of September 30, 2000.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Savings Bank, like many financial institutions, has followed a policy of granting various types of loans to officers and directors. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         B.D.O. Seidman, LLP, Richmond, Virginia, was the Company's independent public accountant for the 2000 fiscal year. The Board of Directors has appointed B.D.O. Seidman, LLP to be its auditors for the fiscal year ending September 30, 2001, subject to ratification by the Company's stockholders. A representative of B.D.O. Seidman, LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of B.D.O. Seidman, LLP as the Company's auditors for the 2001 fiscal year.

--------------------------------------------------------------------------------
                    2002 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary of the Company at its offices at 125 W. Main Street, Bedford, Virginia 24523, on or before August 17, 2001. Under the Company's Articles of Incorporation, stockholder proposals not included in the Company's 2002 proxy statement, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above by November 24, 2001. In addition, stockholder proposals must meet other applicable criteria set forth in the Articles of Incorporation of the Company in order to be considered at the 2002 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, BEDFORD BANCSHARES, INC., 125
W. MAIN STREET, BEDFORD, VIRGINIA 24523.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/Nancy T. Snyder
                                           -------------------------------------
                                           Nancy T. Snyder
                                           Corporate Secretary
Bedford, Virginia
December 15, 2000

Appendix

                            BEDFORD BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER

Purpose

         The Audit Committee of the Board of Directors of Bedford Bancshares, Inc. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company's independent accountants. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management.

Committee Responsibilities

         The following responsibilities are set forth as a guide with the understanding that the Committee may diverge from this guide, as appropriate, given the circumstances.

          o    Provide  for  an  open  avenue  of  communications   between  the
               independent accountants and the Board and, at least once annually, meet with the independent accountants in private session.

          o Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

          o    Receive  on  an  annual  basis  a  written   statement  from  the
               independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

          o    Review  and  discuss  with   management  the  audited   financial
               statements.

          o Review and discuss with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

          o As a whole, or through the Committee Chair, review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-QSB.

          o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-KSB.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

Committee Membership

         The membership of the Committee shall be:

          o    appointed by the Board,

          o    comprised of independent directors as defined by the Nasdaq, and

          o    comprised of at least two members.

Committee Meetings

         Meetings will be held as required, but no less than once a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy at least every three years.

--------------------------------------------------------------------------------
                            BEDFORD BANCSHARES, INC.
                               125 W. MAIN STREET
                             BEDFORD, VIRGINIA 24523
                                 (540) 586-2590
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 24, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Bedford Bancshares, Inc. ("Corporation"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Olde Liberty Station, 515 Bedford, Avenue, Bedford, Virginia 24523 on Wednesday, January 24, 2001, at 2:00 p.m. and at any and all adjournments thereof, as follows:

                                                          FOR   WITHHELD
                                                          ---   --------

1.  The election as director of the nominees,
    listed below with terms to expire during
    the year listed:                                      |_|     |_|
    Jennie T. Allman (2003)
    Hugh H. Bond (2004)
    William T. Powell (2004)
    Macon C. Putney (2004)

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.


    ----------------------------------------------------------------------------

                                                          FOR   AGAINST  ABSTAIN
                                                          ---   -------  -------

2.  The ratification of B.D.O. Seidman, LLP
    as independent auditors of Bedford Bancshares,
    Inc. for the fiscal year ending September 30, 2001.   |_|     |_|      |_|


         The Board of Directors recommends a vote "FOR" the above propositions.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Corporation of his or her decision to terminate this proxy.

          Prior to the execution of this proxy, the undersigned acknowledges receipt from the Corporation of a Notice of the Meeting, a Proxy Statement dated December 15, 2000, and a 2000 Annual Report.



Dated: ______________, ____     |_|  Please check here if you plan to attend the
                                     Meeting.



-------------------------------------          ---------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER



-------------------------------------          ---------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------